Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of
Trustees of
Federated Income Securities
Trust:

In planning and performing our
audits of the financial statements
of Federated Real Return Bond
Fund, Federated Floating Rate
Strategic Income Fund and
Federated Fund for U.S.
Government Securities (three of
the portfolios constituting
Federated Income Securities
Trust) (collectively, the ?Funds?)
as of and for the year ended
March 31, 2016, in accordance
with the standards of the Public
Company Accounting Oversight
Board (United States), we
considered the Funds? internal
control over financial reporting,
including controls over
safeguarding securities, as a basis
for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the Funds?
internal control over financial
reporting.  Accordingly, we
express no such opinion.

The management of the Funds is
responsible for establishing and
maintaining effective internal
control over financial reporting. In
fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits and
related costs of controls. A
company?s internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability
of financial reporting and the
preparation of financial statements
for external purposes in
accordance with generally
accepted accounting principles.  A
company?s internal control over
financial reporting includes those
policies and procedures that (1)
pertain to the maintenance of
records that,  in reasonable detail,
accurately and fairly reflect the
transactions and dispositions of
the assets of the company; (2)
provide reasonable assurance that
transactions are recorded as
necessary to permit preparation of
financial statements in accordance
with generally accepted
accounting principles, and that
receipts and expenditures of the
company are being made only in
accordance with authorizations of
management and directors of the
company; and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition, use or
disposition of a company?s assets
that could have a material effect
on the financial statements.

Because of its inherent
limitations, internal control over
financial reporting may not
prevent or detect misstatements.
Also, projections of any
evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow
management or employees, in the
normal course of performing their
assigned functions, to prevent or
detect misstatements on a timely
basis.  A material weakness is a
deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility
that a material misstatement of the
company?s annual or interim
financial statements will not be
prevented or detected on a timely
basis.



Our consideration of the Funds?
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be material weaknesses
under standards established by the
Public Company Accounting
Oversight Board (United States).
However, we noted no
deficiencies in the Funds? internal
control over financial reporting
and its operation, including
controls over safeguarding
securities, that we consider to be a
material weakness as defined
above as of March 31, 2016.

This report is intended solely for
the information and use of
management and the Board of
Trustees of the Funds and the
Securities and Exchange
Commission and is not intended
to be and should not be used by
anyone other than these specified
parties.



			   Ernst &
Young LLP


Boston, Massachusetts
May 23, 2016